UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
☑     Filed by the Registrant
☐     Filed by a Party other than the Registrant
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 16, 2020
The following Notice of Change of Location relates to the Proxy Statement dated March 5, 2020, furnished to shareholders of PPG Industries, Inc. (“PPG”) in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of PPG Industries, Inc. to be held on Thursday, April 16, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 26, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
NOTICE OF CHANGE IN LOCATION OF THE ANNUAL MEETING OF SHAREHOLDERS
Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders and other stakeholders, NOTICE IS HEREBY GIVEN that the location of PPG’s 2020 Annual Meeting of Shareholders has changed. PPG will not hold an in-person meeting. PPG shareholders as of the close of business on February 21, 2020 (the record date for the annual meeting) are entitled to join the live virtual meeting webcast. Shareholders will be able to listen (or read via closed captioning), vote, and submit questions from any remote location with internet connectivity.

WHEN	April 16, 2020 at 11:00 AM Eastern Daylight Time

WHERE
There will be no in-person Annual Meeting. The meeting will be held virtually over the internet. To register for the virtual meeting, please follow these instructions:

Registered Shareholders

If your shares are registered in your name with PPG’s transfer agent or you are a participant holding PPG stock in a PPG-sponsored employee savings plan and you wish to attend the online-only virtual meeting, go to www.CESVote.com, enter the control number you received on your Proxy Card or Notice of the Meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. After pre-registering, you will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting.

Beneficial Shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record)

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to “PPGRegister@Proxy-Agent.com”. Beneficial shareholders who e-mail a valid legal proxy will be registered for the meeting and issued a control number that will allow them to attend and participate in the online-only meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting.

In order to maintain the interactive nature of the virtual meeting, virtual attendees are able to:
•    Vote using the online meeting website
•    Submit questions during the meeting

Any shareholder wishing to attend the virtual annual meeting should register for the meeting by April 14, 2020.

WHAT	1. To elect as directors the three named nominees to serve in a class whose term expires in 2023;

2. To approve the appointment of Kathleen A. Ligocki as a director to serve in a class whose term expires in 2022;
3. To vote on a nonbinding resolution to approve the compensation of the Company’s named executive officers on an advisory basis;
4. To vote on an amendment of the Company’s Articles of Incorporation to provide for the annual election of directors;
5. To vote on an amendment of the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements;
6. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020; and
7. To transact any other business that may properly come before the meeting.

RECORD DATE	February 21, 2020

ANNUAL MEETING ADMISSION	You will not be able to attend the Annual Meeting in person. To attend the virtual Annual Meeting, please follow the instructions above.

PLEASE VOTE
At the annual meeting, our shareholders will be asked to consider and vote on a proposal to provide for the annual election of directors as well as a proposal to eliminate our supermajority voting requirements. The approval of these proposals will improve our governance best practices and enhance the accountability of the Board to our shareholders. Your vote is extremely important because PPG’s Articles of Incorporation and Bylaws require the affirmative vote of at least 80% of the shares of the Company’s outstanding common stock to approve these proposals.
Please know that your vote is very important to us, and we encourage you to vote promptly. Whether or not you expect to attend the Annual Meeting virtually, please vote via the internet or telephone, or by paper proxy card or vote instruction form, which you should complete, sign and return by mail, so that your shares may be voted. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the 2020 Annual Meeting. If you have already voted, no additional action is required.
You have the right to change your vote or revoke your proxy before it is exercised at the Annual Meeting. You may vote again on a later date on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the virtual Meeting and voting using one of the methods described above for attending the virtual Meeting. However, your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you vote again at the virtual Annual Meeting, specifically request in writing that your prior proxy be revoked, or are a beneficial holder who requests a legal proxy. Please note that any re‑votes by mail or proxy revocations must be received by our corporate secretary at PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania 15272 prior to the Annual Meeting in order to be effective.

Beneficial Shareholders (Shares are held in a stock brokerage account or by a bank or other holder of record)

Internet Visit www.proxyvote.com. You will need the control number included in your proxy card, voter instruction form or notice.	Mobile App You can scan this QR code to vote with your mobile phone. You will need the control number included in your proxy card, voter instruction form or notice.	Phone Call 1‑800-690-6903. You will need the control number included in your proxy card, voter instruction form or notice.	Mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	In Person See above regarding Attendance at the Virtual Meeting.

Registered Shareholders and Employee Savings Plan Participants (Shares are registered in your name with PPG’s transfer agent or held in a company-sponsored employee savings plan)

Internet Visit www.cesvote.com. You will need the control number included in your proxy card, voter instruction form or notice.	Mobile App You can scan this QR code to vote with your mobile phone. You will need the control number included in your proxy card, voter instruction form or notice.	Phone Call 1‑888‑693‑8683. You will need the control number included in your proxy card, voter instruction form or notice.	Mail Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	In Person See above regarding Attendance at the Virtual Meeting.

Daniel G. Fayock Assistant General Counsel and Secretary
March 26, 2020

VOTE BY TELEPHONE
PPG Industries, Inc. P. O. Box 1150 Pittsburgh, PA 15230	Have your proxy card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone telephone and follow the simple instructions to record your vote.
VOTE BY INTERNET
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.
VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, PO Box 1150, Pittsburgh, PA 15230.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-693-8683	Vote by Internet Access the Website and cast your vote: www.cesvote.com	Vote by Mail return your proxy card in the postage-paid envelope provided	QR Code Scan with a mobile device
Vote 24 hours a day, 7 days a week.
If you vote by telephone or Internet, please do not send your proxy by mail.

è

PPG INDUSTRIES, INC. One PPG Place Pittsburgh, PA 15272	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5, AND 6.
1. APPROVE THE ELECTION OF DIRECTORS TO SERVE IN THE CLASS WHOSE TERM EXPIRES IN 2023:				3. APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS ON AN ADVISORY BASIS
				☐	FOR	☐	AGAINST	☐	ABSTAIN
	FOR	AGAINST	ABSTAIN
(1) STEPHEN F. ANGEL	☐	☐	☐	4. PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS
(2) HUGH GRANT	☐	☐	☐
(3) MELANIE L. HEALEY	☐	☐	☐	☐	FOR	☐	AGAINST	☐	ABSTAIN

2. APPROVE THE APPOINTMENT OF A DIRECTOR TO SERVE IN THE CLASS WHOSE TERM EXPIRES IN 2022:				5. PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION AND BYLAWS TO REPLACE THE SUPERMAJORITY VOTING REQUIREMENTS
	FOR	AGAINST	ABSTAIN	☐	FOR	☐	AGAINST	☐	ABSTAIN
(1) KATHLEEN A. LIGOCKI	☐	☐	☐
6. RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020
				☐	FOR	☐	AGAINST	☐	ABSTAIN

SIGNATURE(S) ________________________________________ DATE: _____________
NOTE:     At least one registered owner must sign exactly as their name appears above. Give full title if signing for a corporation or partnership or as attorney, agent or in another representative capacity.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PPG INDUSTRIES, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2020.
The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 5, 2020, hereby appoints M.H. McGarry, A.M. Foulkes and D.G. Fayock, or any of them, with full power of substitution to each, proxies to represent the undersigned and to vote all of the shares of the Common Stock of PPG Industries, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the 2020 Annual Meeting of Shareholders of the Company, or any adjournment thereof, as directed on the reverse side hereof and in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.
The shares represented by this proxy will be voted as directed on the reverse side hereof. If no direction is given, however, the shares represented by this proxy will be voted FOR the proposal to approve the election of Stephen F. Angel, Hugh Grant and Melanie L. Healey to serve in the class whose term expires in 2023, FOR the proposal to approve the appointment of Kathleen A. Ligocki as a director to serve in the class whose term expires in 2022, FOR the proposal to approve the compensation of the Company’s named executive officers on an advisory basis, FOR the proposal to approve an amendment of the Company’s Articles of Incorporation to provide for the annual election of directors, FOR the proposal to approve an amendment of the Company’s Articles of Incorporation and Bylaws to replace the supermajority voting requirements, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020. This card votes all of the shares of the Common Stock of the Company held under the same registration in any one or more of the following manners: as a shareholder of record; in the shareholder Investor Services Program; in the PPG Industries Employee Savings Plan; in the PPG Canada Inc. Retirement Savings Plan; and in the PPG Puerto Rico Employee Savings Plan.
Please complete, sign and date this card on the reverse side and return it promptly in the enclosed reply envelope if you do not vote by telephone or over the Internet.

On March 26, 2020, PPG Industries, Inc. issued the following press release regarding the change in location of its 2020 Annual Meeting of Shareholders to a virtual annual meeting.

News

PPG Media Contact:
Mark Silvey
Corporate Communications
+1-412-434-3046
silvey@ppg.com

PPG Investor Contact:
John Bruno
Investor Relations
+1-412-434-3466
jbruno@ppg.com
investor.ppg.com

PPG announces plans for 2020 virtual annual meeting of shareholders
Company cancels in-person meeting and will hold virtual-only meeting on April 16

PITTSBURGH, March 26, 2020 – PPG (NYSE: PPG) today announced that its Annual Meeting of Shareholders will be held in a virtual meeting webcast format at 11 a.m. EDT on Thursday, April 16. Due to the public health impact of the coronavirus pandemic (COVID-19) and to protect the well-being of our employees, shareholders and other stakeholders, PPG will not hold an in-person meeting.

PPG shareholders, as of the close of business on February 21, 2020 (the record date for the annual meeting), are entitled to join the live virtual meeting. Shareholders will be able to listen (or read via closed captioning), vote, and submit questions from any remote location with internet connectivity. To register for the virtual meeting, please follow these instructions:

Registered Shareholders

If your shares are registered in your name with PPG’s transfer agent or you are a participant holding PPG stock in a PPG-sponsored employee savings plan and you wish to attend the online-only virtual meeting, go to www.CESVote.com, enter the control number you received on your Proxy Card or Notice of the Meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. After pre-registering, you will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting.

Beneficial Shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record)

Beneficial shareholders who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to “PPGRegister@Proxy-Agent.com”. Beneficial shareholders who e-mail a valid legal proxy will be registered for the meeting and issued a control number that will allow them to attend and participate in the online-only meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting.

In order to maintain the interactive nature of the virtual meeting, attendees will be able to:

•	Vote using the online meeting website

•	Submit questions during the meeting

Any shareholder wishing to attend the virtual annual meeting should register for the meeting by April 14, 2020. If you need assistance obtaining a legal proxy, registering for the virtual meeting, or voting please contact our proxy solicitor, D.F. King & Co., toll-free at (866) 340-7108.

Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

For more information on PPG’s virtual annual meeting of shareholders, visit investor.ppg.com/events-and-presentations/events/2020.

PPG: WE PROTECT AND BEAUTIFY THE WORLD™
At PPG (NYSE:PPG), we work every day to develop and deliver the paints, coatings and specialty materials that our customers have trusted for more than 135 years. Through dedication and creativity, we solve our customers’ biggest challenges, collaborating closely to find the right path forward. With headquarters in Pittsburgh, we operate and innovate in more than 70 countries and reported net sales of $15.1 billion in 2019. We serve customers in construction, consumer products, industrial and transportation markets and aftermarkets. To learn more, visit www.ppg.com.

We protect and beautify the world is a trademark and the PPG Logo is a registered trademark of PPG Industries Ohio, Inc.